                                                                   EXHIBIT 99.24

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MOMI 2004-WMC5 STACK PRICE/YIELD    ASSUMPTIONS:   1) FORWARD CURVE
                                                   2) 50% SEVERITY
Settle               10/29/2004                    3) TO MATURITY
First Payment        11/25/2004                    4) CPR = CDR + CRR
                                                   5) PRICING PREPAY ASSUMPTIONS

                                       0 CDR             1 CDR                  2 CDR                   3 CDR
                                     ----------    -------------------    -------------------    --------------------
                                 M1
Spread                                       60                     60                     60                      60
                              Price   100.10573              100.10573              100.10573               100.10573
                                WAL        5.35                   5.35                   5.35                    5.42
                Principal Writedown  0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 M2
Spread                                       65                     65                     65                      65
                              Price   100.11093              100.11093              100.11093               100.11093
                                WAL        5.25                   5.25                   5.25                    5.32
                Principal Writedown  0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 M3
Spread                                       75                     75                     75                      75
                              Price   100.12289              100.12289              100.12289               100.12289
                                WAL        5.19                   5.19                   5.19                    5.24
                Principal Writedown  0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 M4
Spread                                      110                    110                    110                     110
                              Price   100.16893              100.16893              100.16893               100.16893
                                WAL        5.14                   5.14                   5.14                    5.19
                Principal Writedown  0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 M5
Spread                                      115                    115                    115                     115
                              Price   100.16819              100.16819              100.16819               100.16819
                                WAL        5.10                   5.10                   5.10                    5.13
                Principal Writedown  0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 M6
Spread                                      135                    135                    135                     135
                              Price   100.18060              100.18060              100.18060               100.18060
                                WAL        5.04                   5.04                   5.04                    5.08
                Principal Writedown  0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 B1
Spread                                      175                    175                    175                     175
                              Price   100.18833              100.18833              100.18833               100.18833
                                WAL        4.99                   4.99                   4.99                    5.03
                Principal Writedown  0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 B2
Spread                                      185                    185                    185                     185
                              Price   100.17478              100.17478              100.17478               100.17478
                                WAL        4.92                   4.92                   4.92                    4.95
                Principal Writedown  0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 B3
Spread                                      325                    325                    325                     325
                              Price    99.96689               99.96689               99.96689                99.96689
                                WAL        4.85                   4.85                   4.85                    4.87
                Principal Writedown  0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 B4
Spread                                      650                    650                    650                     650
                              Price    88.81768               88.81768               88.81768                88.73977
                                WAL        4.72                   4.72                   4.72                    4.76
                Principal Writedown  0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 B5
Spread                                      950                    950                    950                     950
                              Price    79.72890               79.72890               79.72890                79.62547
                                WAL        4.50                   4.50                   4.50                    4.53
                Principal Writedown  0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                             4 CDR                   5 CDR                  6 CDR                    7 CDR
                                     --------------------    --------------------    --------------------    ---------------------
                                 M1
Spread                                                 60                      60                      60                       60
                              Price             100.16775               100.00000               100.00000                100.00000
                                WAL                  7.64                    5.18                    5.21                     5.46
                Principal Writedown            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%)  259,449,997.53 (11.14%)

                                 M2
Spread                                                 65                      65                      65                       65
                              Price             100.11093               100.00000               100.00000                100.00000
                                WAL                  6.87                    5.72                    5.76                     6.10
                Principal Writedown            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%)  259,449,997.53 (11.14%)

                                 M3
Spread                                                 75                      75                      75                       75
                              Price             100.12289               100.00000               100.00000                100.00863
                                WAL                  6.47                    6.22                    6.29                     6.73
                Principal Writedown            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%)  259,449,997.53 (11.14%)

                                 M4
Spread                                                110                     110                     110                      110
                              Price             100.16893               100.00248               100.01201                100.19177
                                WAL                  6.25                    6.67                    6.76                     7.33
                Principal Writedown            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%)  259,449,997.53 (11.14%)

                                 M5
Spread                                                115                     115                     115                      115
                              Price             100.16819               100.12969               100.17495                100.45787
                                WAL                  6.07                    7.15                    7.26                     8.00
                Principal Writedown            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%)  259,449,997.53 (11.14%)

                                 M6
Spread                                                135                     135                     135                      135
                              Price             100.18062               100.39256               100.46191                100.87568
                                WAL                  5.92                    7.69                    7.85                     8.84
                Principal Writedown            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%)  259,449,997.53 (11.14%)

                                 B1
Spread                                                175                     175                     175                      175
                              Price             100.18851               100.81104               100.91597                101.11430
                                WAL                  5.79                    8.28                    8.50                     9.87
                Principal Writedown            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%)  259,449,997.53 (11.14%)

                                 B2
Spread                                                185                     185                     185                      185
                              Price             100.17509               101.08940               101.17776                100.97960
                                WAL                  5.66                    8.89                    9.19                    11.15
                Principal Writedown            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%)  259,449,997.53 (11.14%)

                                 B3
Spread                                                325                     325                     325                      325
                              Price              99.96345                99.33615                99.12849                 96.53118
                                WAL                  5.54                    9.59                    9.99                    13.10
                Principal Writedown            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%)  259,449,997.53 (11.14%)

                                 B4
Spread                                                650                     650                     650                      650
                              Price              87.49067                79.63192                78.77842                 70.46877
                                WAL                  5.37                   10.45                   11.04                    16.94
                Principal Writedown            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)    2,695,901.95 (11.58%)
 Total Collat Loss (Collat Maturity) 146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%)  259,449,997.53 (11.14%)

                                 B5
Spread                                                950                     950                     950                      950
                              Price              77.47377                63.43552                62.13896                 39.38124
                                WAL                  5.12                   11.61                   12.50                     9.28
                Principal Writedown            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity) 146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%)  259,449,997.53 (11.14%)

                                             8 CDR                    9 CDR                   10 CDR
                                     ---------------------    ---------------------    ---------------------
                                 M1
Spread                                                  60                       60                       60
                              Price              100.00000                100.00000                100.00227
                                WAL                   5.77                     6.10                     6.49
                Principal Writedown             0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 M2
Spread                                                  65                       65                       65
                              Price              100.00173                100.04838                100.16647
                                WAL                   6.52                     6.97                     7.55
                Principal Writedown             0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 M3
Spread                                                  75                       75                       75
                              Price              100.12366                100.28726                100.49668
                                WAL                   7.29                     7.92                     8.78
                Principal Writedown             0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 M4
Spread                                                 110                      110                      110
                              Price              100.45291                100.75445                101.17320
                                WAL                   8.04                     8.92                    10.24
                Principal Writedown             0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 M5
Spread                                                 115                      115                      115
                              Price              100.79961                101.22456                101.78486
                                WAL                   8.96                    10.26                    12.71
                Principal Writedown             0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 M6
Spread                                                 135                      135                      135
                              Price              101.33296                101.71209                 83.52647
                                WAL                  10.20                    12.49                    15.52
                Principal Writedown             0.00 (0.00%)             0.00 (0.00%)   12,968,348.75 (41.25%)
 Total Collat Loss (Collat Maturity) 297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 B1
Spread                                                 175                      175                      175
                              Price              101.13420                 93.64878                 39.82008
                                WAL                  12.03                    16.54                     8.06
                Principal Writedown             0.00 (0.00%)    5,106,325.97 (19.07%)  26,778,000.00 (100.00%)
 Total Collat Loss (Collat Maturity) 297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 B2
Spread                                                 185                      185                      185
                              Price              100.39091                 46.66301                 25.05131
                                WAL                  14.82                     9.44                     5.08
                Principal Writedown             0.00 (0.00%)  23,285,000.00 (100.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity) 297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 B3
Spread                                                 325                      325                      325
                              Price               66.86410                 34.29416                 19.01943
                                WAL                  14.06                     5.83                     3.23
                Principal Writedown   17,275,865.39 (74.19%)  23,285,000.00 (100.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity) 297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 B4
Spread                                                 650                      650                      650
                              Price               36.44513                 19.52466                 11.48371
                                WAL                   6.87                     3.41                     2.02
                Principal Writedown  23,285,000.00 (100.00%)  23,285,000.00 (100.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity) 297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 B5
Spread                                                 950                      950                      950
                              Price               20.10702                 10.31169                  7.52160
                                WAL                   3.74                     1.87                     1.36
                Principal Writedown  23,285,000.00 (100.00%)  23,285,000.00 (100.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity) 297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                             11 CDR                 12 CDR                   13 CDR                 14 CDR
                                     ---------------------   ---------------------   ---------------------   ---------------------
                                 M1
Spread                                                  60                      60                      60                      60
                              Price              100.04801               100.16618               100.33599               100.57824
                                WAL                   6.97                    7.60                    8.45                    9.75
                Principal Writedown             0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity) 415,539,552.39 (17.85%) 455,322,917.00 (19.55%) 494,570,516.30 (21.24%) 534,098,019.17 (22.94%)

                                 M2
Spread                                                  65                      65                      65                      65
                              Price              100.33512               100.56860               100.93427                86.09017
                                WAL                   8.32                    9.46                   11.48                   14.14
                Principal Writedown             0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)  19,390,080.50 (31.42%)
 Total Collat Loss (Collat Maturity) 415,539,552.39 (17.85%) 455,322,917.00 (19.55%) 494,570,516.30 (21.24%) 534,098,019.17 (22.94%)

                                 M3
Spread                                                  75                      75                      75                      75
                              Price              100.79281               101.29805                74.22659                32.62963
                                WAL                  10.09                   12.68                   14.53                    7.65
                Principal Writedown             0.00 (0.00%)            0.00 (0.00%)  21,668,390.81 (54.74%) 39,585,000.00 (100.00%)
 Total Collat Loss (Collat Maturity) 415,539,552.39 (17.85%) 455,322,917.00 (19.55%) 494,570,516.30 (21.24%) 534,098,019.17 (22.94%)

                                 M4
Spread                                                 110                     110                     110                     110
                              Price              101.78025                73.57735                32.96880                21.51263
                                WAL                  12.83                   14.58                    7.33                    4.95
                Principal Writedown             0.00 (0.00%)  20,525,442.98 (58.77%) 34,928,000.00 (100.00%) 34,928,000.00 (100.00%)
 Total Collat Loss (Collat Maturity) 415,539,552.39 (17.85%) 455,322,917.00 (19.55%) 494,570,516.30 (21.24%) 534,098,019.17 (22.94%)

                                 M5
Spread                                                 115                     115                     115                     115
                              Price               77.63721                33.12776                20.82922                14.78142
                                WAL                  15.04                    7.31                    4.77                    3.51
                Principal Writedown   16,933,085.17 (51.94%) 32,599,000.00 (100.00%) 32,599,000.00 (100.00%) 32,599,000.00 (100.00%)
 Total Collat Loss (Collat Maturity) 415,539,552.39 (17.85%) 455,322,917.00 (19.55%) 494,570,516.30 (21.24%) 534,098,019.17 (22.94%)

                                 M6
Spread                                                 135                     135                     135                     135
                              Price               35.21781                20.91952                14.31003                10.71877
                                WAL                   7.52                    4.63                    3.29                    2.55
                Principal Writedown  31,435,000.00 (100.00%) 31,435,000.00 (100.00%) 31,435,000.00 (100.00%) 31,435,000.00 (100.00%)
 Total Collat Loss (Collat Maturity) 415,539,552.39 (17.85%) 455,322,917.00 (19.55%) 494,570,516.30 (21.24%) 534,098,019.17 (22.94%)

                                 B1
Spread                                                 175                     175                     175                     175
                              Price               22.64400                14.56567                10.63964                 8.47981
                                WAL                   4.68                    3.12                    2.36                    1.92
                Principal Writedown  26,778,000.00 (100.00%) 26,778,000.00 (100.00%) 26,778,000.00 (100.00%) 26,778,000.00 (100.00%)
 Total Collat Loss (Collat Maturity) 415,539,552.39 (17.85%) 455,322,917.00 (19.55%) 494,570,516.30 (21.24%) 534,098,019.17 (22.94%)

                                 B2
Spread                                                 185                     185                     185                     185
                              Price               14.86204                10.20122                 7.95921                 6.70769
                                WAL                   3.13                    2.23                    1.79                    1.53
                Principal Writedown  23,285,000.00 (100.00%) 23,285,000.00 (100.00%) 23,285,000.00 (100.00%) 23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity) 415,539,552.39 (17.85%) 455,322,917.00 (19.55%) 494,570,516.30 (21.24%) 534,098,019.17 (22.94%)

                                 B3
Spread                                                 325                     325                     325                     325
                              Price               12.32514                 9.37657                 7.94043                 6.92862
                                WAL                   2.15                    1.66                    1.42                    1.24
                Principal Writedown  23,285,000.00 (100.00%) 23,285,000.00 (100.00%) 23,285,000.00 (100.00%) 23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity) 415,539,552.39 (17.85%) 455,322,917.00 (19.55%) 494,570,516.30 (21.24%) 534,098,019.17 (22.94%)

                                 B4
Spread                                                 650                     650                     650                     650
                              Price                8.60248                 7.15953                 6.18076                 5.41884
                                WAL                   1.53                    1.27                    1.09                    0.96
                Principal Writedown  23,285,000.00 (100.00%) 23,285,000.00 (100.00%) 23,285,000.00 (100.00%) 23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity) 415,539,552.39 (17.85%) 455,322,917.00 (19.55%) 494,570,516.30 (21.24%) 534,098,019.17 (22.94%)

                                 B5
Spread                                                 950                     950                     950                     950
                              Price                6.06673                 5.02940                 4.34634                 3.84383
                                WAL                   1.09                    0.90                    0.78                    0.69
                Principal Writedown  23,285,000.00 (100.00%) 23,285,000.00 (100.00%) 23,285,000.00 (100.00%) 23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity) 415,539,552.39 (17.85%) 455,322,917.00 (19.55%) 494,570,516.30 (21.24%) 534,098,019.17 (22.94%)
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